Document and Entity Information	9 Months Ended
	Mar. 31, 2012	May 07, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	SINOCOKING COAL & COKE CHEMICAL INDUSTRIES, INC.
Entity Central Index Key	0001099290
Trading Symbol	scok
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--06-30
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		21,090,948
Document Type	Other
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q3

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (USD $)	Mar. 31, 2012	Jun. 30, 2011
CURRENT ASSETS
Cash	$ 3,650,347	$ 26,266,687
Restricted cash	12,040,500	8,320,500
Accounts receivable, trade, net	12,220,958	8,489,272
Notes receivable, trade	1,583,000
Other receivables	1,661,965	232,126
Loans receivable	10,957,437	16,764,390
Receivable, mine acquisition prepayments	17,075,148
Inventories	7,580,251	3,010,926
Advances to suppliers	14,455,894	8,994,833
Advances to suppliers -related party		575,700
Total current assets	81,225,500	72,654,434
PLANT AND EQUIPMENT, net	16,515,488	17,157,542
CONSTRUCTION IN PROGRESS	39,697,825	23,204,544
OTHER ASSETS
Prepayments for land use rights	11,103,542	8,980,335
Prepayments for mine acquisitions		25,546,922
Prepayments for construction	21,779,538	8,134,736
Intangible - land use rights, net	1,912,966	1,919,987
Intangible - mineral rights, net	29,870,000	29,408,865
Long-term investments	2,821,015	2,753,660
Other assets	111,382	108,290
Total other assets	67,598,443	76,852,795
Total assets	205,037,256	189,869,315
CURRENT LIABILITIES
Short term loans - bank	5,698,800	4,950,400
Accounts payable, trade	4,020	144,147
Notes payable	4,749,000
Other payables and accrued liabilities	907,990	1,426,285
Other payables - related party	263,860	455,768
Customer deposits	90,880	127,965
Taxes payable	1,687,930	2,856,671
Total current liabilities	13,402,480	9,961,236
LONG TERM LIABILITIES
Long term loans	56,988,000	55,692,000
Warrants liability	1,042,717	5,569,047
Total long term liabilities	58,030,717	61,261,047
Total liabilities	71,433,197	71,222,283
COMMITMENTS AND CONTINGENCIES
EQUITY
Common shares, $0.001 par value, 100,000,000 authorized, 21,090,948 issued and outstanding as of March 31, 2012 and June 30, 2011, respectively	21,091	21,091
Additional paid-in capital	3,442,083	3,442,083
Statutory reserves	3,687,214	3,403,793
Retained earnings	110,134,963	98,004,993
Accumulated other comprehensive income	7,655,508	5,111,872
Total SinoCoking Coal and Coke Chemicals Industries, Inc's equity	124,940,859	109,983,832
NONCONTROLLING INTERESTS	8,663,200	8,663,200
Total equity	133,604,059	118,647,032
Total liabilities and equity	$ 205,037,256	$ 189,869,315

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parentheticals) (USD $)	Mar. 31, 2012	Jun. 30, 2011
Statement Of Financial Position [Abstract]
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	21,090,948	21,090,948
Common stock, shares Outstanding	21,090,948	21,090,948

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED) (USD $)	3 Months Ended		9 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011
Income Statement [Abstract]
REVENUE	$ 16,804,057	$ 19,872,461	$ 56,252,724	$ 49,626,255
COST OF REVENUE	14,166,799	12,636,751	43,122,271	30,635,815
GROSS PROFIT	2,637,258	7,235,710	13,130,453	18,990,440
OPERATING EXPENSES:
Selling	43,602	75,894	168,469	231,808
General and administrative	648,834	870,284	1,982,620	2,541,924
Total operating expenses	692,436	946,178	2,151,089	2,773,732
INCOME FROM OPERATIONS	1,944,822	6,289,532	10,979,364	16,216,708
OTHER INCOME (EXPENSE)
Interest income	222,583	105,403	999,883	113,433
Interest expense	(302,746)	(120,401)	(1,033,768)	(393,933)
Other finance expense	(34,002)	(104,313)	(107,435)	(408,867)
Other income (expense), net	(47)	(542)	(9,136)	(109,929)
Change in fair value of warrants	163,394	12,191,235	4,526,330	13,663,378
Total other income, net	49,182	12,071,382	4,375,874	12,864,082
INCOME BEFORE INCOME TAXES	1,994,004	18,360,914	15,355,238	29,080,790
PROVISION FOR INCOME TAXES	576,341	1,222,473	2,983,158	3,450,074
NET INCOME	1,417,663	17,138,441	12,372,080	25,630,716
OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	714,277	2,680,710	2,543,636	2,680,710
COMPREHENSIVE INCOME	$ 2,131,940	$ 19,819,151	$ 14,915,716	$ 28,311,426
WEIGHTED AVERAGE NUMBER OF COMMON SHARES
Basic (in shares)	21,090,948	21,043,206	21,090,948	20,927,453
Diluted (in shares)	21,090,948	21,057,332	21,090,948	20,941,252
EARNINGS PER SHARE
Basic (in dollars per share)	$ 0.07	$ 0.81	$ 0.59	$ 1.22
Diluted (in dollars per share)	$ 0.07	$ 0.81	$ 0.59	$ 1.22

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (USD $)	9 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 12,372,080	$ 25,630,716
Adjustments to reconcile net income to cash used in operating activities:
Depreciation	1,037,539	1,074,925
Amortization and depletion	273,024	1,175,244
Bad debt expense	362,544	31,479
Change in fair value of warrants	(4,526,330)	(13,663,378)
Warrants granted for service		325,285
Reservation of mine maintenance fee	43,674	212,259
Equity investment income	(3,252)
Change in operating assets and liabilities
Accounts receivable, trade	(3,509,574)	(10,167,772)
Notes receivable	(1,572,000)	(1,932,432)
Other receivables	(1,198,467)	(1,974,874)
Inventories	(4,467,994)	(4,991,051)
Advances to suppliers	(4,104,990)	26,108
Accounts payable, trade	(142,481)	137,638
Other payables and accrued liabilities	(536,543)	(876,867)
Customer deposits	(39,784)	46,838
Taxes payable	(1,226,634)	367,959
Net cash used in operating activities	(7,239,188)	(4,577,923)
CASH FLOWS FROM INVESTING ACTIVITIES:
Principal advances of loans receivable	(1,901,400)	(2,056,795)
Repayment of loans receivable		2,513,308
Long-term investment		(1,199,200)
Repayment of loans receivable	7,832,653
Payments on equipment and construction-in-progress	(15,845,887)	(2,022,663)
Prepayments on construction-in-progress	(13,362,000)	(515,607)
Refunds of coal mine acquisition prepayments	7,893,012
Refunds of construction prepayments		4,646,900
Prepayments on land use rights	(1,900,925)	(3,537,640)
Prepayments on mine acquisitions		(8,095,177)
Net cash used in investing activities	(17,284,547)	(10,266,874)
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in restricted cash	(3,644,000)	3,747,500
Cash proceeds from exercise of warrants		1,318,536
Proceeds from notes payable	4,716,000	19,487,000
Repayments of notes payables		(22,485,000)
Proceeds from short-term loans - bank	10,689,600
Repayments of short-term loans - bank	(10,060,800)	(524,650)
Proceeds from (repayments of) related parties	(201,572)	800,780
Net cash provided by financing activities	1,499,228	2,344,166
EFFECT OF EXCHANGE RATE ON CASH	408,167	220,486
DECREASE IN CASH	(22,616,340)	(12,280,145)
CASH, beginning of period	26,266,687	17,403,008
CASH, end of period	3,650,347	5,122,863
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income tax	3,691,322	3,033,071
Cash paid for interest expense, net of capitalized interest	1,037,842	393,933
NON-CASH TRANSACTIONS OF INVESTING AND FINANCING ACTIVITIES
Transferred from advances to suppliers to other receivables	585,003
Construction-in-progress acquired with prepayments made in prior year		4,873,249
Reclassification of derivative liability to equity related to exercise of warrants		2,056,498
Reclassification of prepayment for coal mine acquisition to advance to suppliers	1,110,261
Reclassification of coal mine prepayment made in prior year to receivable, mine acquisition prepayments	$ 16,956,496

Nature of business and organization	9 Months Ended
Mar. 31, 2012
Nature Of Business and Organization [Abstract]
Nature of business and organization

Note 1 – Nature of business and organization

SinoCoking Coal and Coke Chemical Industries, Inc. (“SinoCoking” or the “Company”) was organized on September 30, 1996, under the laws of the State of Florida as “J.B. Financial Services, Inc.” On July 19, 1999, the Company changed its name to “Ableauctions.com, Inc.” On February 5, 2010, in connection with a share exchange transaction as described below, the Company changed its name to “SinoCoking Coal and Coke Chemical Industries, Inc.”

On February 5, 2010, the Company completed a share exchange transaction with Top Favour Limited (“Top Favour”), and Top Favour became a wholly-owned subsidiary of the Company (the “Share Exchange”). In connection with the closing of the Share Exchange, all of the assets and liabilities of the Company’s former business conducted under Ableauction.com, Inc.’s were transferred to a liquidating trust, including the capital stock of its former subsidiaries.

As a result of the Share Exchange, Top Favour’s shareholders owned approximately 97% of the issued and outstanding shares, and the management members of Top Favour became the directors and officers of the Company. The Share Exchange was accounted for as a reverse acquisition and recapitalization and as a result, the consolidated financial statements of the Company (the legal acquirer) is, in substance, those of Top Favour (the accounting acquirer), with the assets and liabilities, and revenues and expenses, of the Company being included effective from the date of the Share Exchange. As the Share Exchange was accounted for as a reverse acquisition and recapitalization, there was no gain or loss recognized on the transaction. The historical financial statements for periods prior to the Share Exchange are those of Top Favour except that the equity section and earnings per share have been retroactively restated to reflect the Share Exchange.

The Company is a vertically-integrated coal and coke producer based in the People’s Republic of China (“PRC” or “China”). All of the Company’s business operations are conducted by a variable interest entity (“VIE”), Henan Pingdingshan Hongli Coal & Coking Co., Ltd., (“Hongli”), which is controlled by Top Favour’s wholly-owned subsidiary, Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. (“Hongyuan”), through a series of contractual arrangements (see Note 2).

Due to an accident during the quarter ended December 31, 2011 at one of the mines owned by Yima Coal Group, a state-owned enterprise and one of the six provincial level consolidators in Henan, all mid-scale mines are required to undergo mandatory safety checks and inspections by relevant authorities before receiving clearance to resume coal mining operations. This requirement applies to all SinoCoking mines, including the Hongchang and Xingsheng coal mines which were previously awaiting government confirmation to resume operations.

The accompanying condensed consolidated financial statements reflect the activities of the Company and each of the following entities:

Name	Background	Ownership
Top Favour	· A British Virgin Islands company · Incorporated on July 2, 2008	100%
Hongyuan	· A PRC limited liability company and deemed a wholly foreign owned enterprise (“WFOE”) · Incorporated on March 18, 2009 · Registered capital of $3 million fully funded	100%
Hongli

·      A PRC limited liability company

·      Incorporated on June 5, 1996

·      Initial registered capital of $1,055,248 or 8,808,000 Renminbi (“RMB”), further increased to $4,001,248 (RMB 28,080,000) on August 26, 2010, fully funded

·      85.40% of equity interests held by Jianhua Lv, the Company’s Chief Executive Officer (“CEO”) and Chairman of the Board of Directors

·      Operates a branch, Baofeng Coking Factory (“Baofeng Coking”)

VIE by contractual arrangements (1)
Baofeng Hongchang Coal Co., Ltd. (“Hongchang Coal”)	· A PRC limited liability company · Incorporated on July 19, 2007 · Registered capital of $396,000 (RMB 3,000,000) fully funded	VIE by contractual arrangements as a wholly-owned subsidiary of Hongli
Baofeng Shunli Coal Co., Ltd.(“Shunli Coal”)	· A PRC limited liability company · Incorporated on August 13, 2009 · Registered capital of $461,700 (RMB3,000,000) fully funded · Acquired by Hongchang Coal on May 20, 2011	VIE by contractual arrangements as an indirect wholly-owned subsidiary of Hongli
Baofeng Hongguang Power Co., Ltd. (“Hongguang Power”)	· A PRC limited liability company · Incorporated on August 1, 2006 · Registered capital of $2,756,600 (RMB 22,000,000) fully funded	VIE by contractual arrangements as a wholly-owned subsidiary of Hongli
Baofeng Xingsheng Coal Co., Ltd. (“ Xingsheng Coal”)	· A PRC limited liability company · Incorporated on December 6, 2007 · Registered capital of $559,400 (RMB 3,634,600) fully funded · 60% of equity ownership acquired by Hongli on May 20, 2011	VIE by contractual arrangements as a 60% owned subsidiary of Hongli
Baofeng Shuangrui Coal Co., Ltd. ( “Shuangrui Coal”)	· A PRC limited liability company · Incorporated on March 17, 2009 · Registered capital of $620,200 (RMB4,029,960) fully funded · 60% of equity ownership acquired by Hongli on May 20, 2011	VIE by contractual arrangements as a 60% owned subsidiary of Hongli
Zhonghong Energy Investment Company (“Zhonghong”)

·      A PRC company

·      Incorporated on December 30, 2010

·      Registered capital of $7,842,800 (RMB51,000,000) fully funded equity interests of 100% held by three nominees on behalf of Hongli pursuant to share entrustment agreements

VIE by contractual arrangements as a wholly-owned subsidiary of Hongli
Baofeng Hongrun Coal Chemical Co., Ltd. (“Hongrun”)	· A PRC limited liability company · Incorporated on May 17, 2011 · Registered capital of $ 4,620,000 (RMB30 million) fully funded	VIE by contractual arrangements as a wholly-owned subsidiary of Hongli

(1)	On March 18, 2009, Hongyuan entered into certain exclusive agreements with Hongli and its equity owners. Pursuant to these agreements, Hongyuan provides exclusive consulting services to Hongli in return for a consulting services fee which is equal to Hongli’s net profits. In addition, Hongli’s equity owners have pledged their equity interests in Hongli to Hongyuan, irrevocably granted Hongyuan an exclusive option to purchase all or part of the equity interests in Hongli and agreed to entrust all the rights to exercise their voting power to the person(s) appointed by Hongyuan.

Through these contractual arrangements, Hongyuan has the ability to control Hongli’s daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder approval. As part of these contractual arrangements, Hongyuan and Hongli entered into an operating agreement which, amongst other matters, precludes Hongli from borrowing money, selling or acquiring assets, including intellectual property rights, providing guarantees to third parties or assigning any business agreements, without the prior written consent of Hongyuan. Hongyuan also agreed that, if any guarantee for Hongli’s performance of any contract or loan was required, Hongyuan would provide such guarantee to Hongli.

As a result of these contractual arrangements, Hongyuan is entitled to receive the expected residual returns of Hongli. Additionally, although Hongli has been profitable, in the event that Hongli were to incur losses, Hongyuan would be obligated to absorb a majority of the risk of loss from Hongli’s activities as a result of its inability to receive payment for its accumulated consulting fees that are equal to Hongli’s net income.

The Company believes that the equity investors in Hongli do not have the characteristics of a controlling financial interest, and that the Company is the primary beneficiary of the operations and residual returns of Hongli and, in the event of losses, would be required to absorb a majority of such losses. Accordingly, the Company consolidates Hongli’s results, assets and liabilities in the accompanying financial statements.

Selected financial data of Hongli and its subsidiaries is set forth below:

	March 31, 2012	June 30, 2011
Total current assets	$63,226,690	$49,774,889
Total assets	$191,786,874	$166,989,770
Total current liabilities	$32,094,356	$78,860,160
Total liabilities	$89,082,356	$78,860,160

 Presently, the Company’s coking related operations are carried out by Baofeng Coking, coal related operations by Hongchang Coal, Shuangrui Coal, Shunli Coal and Xingsheng Coal, and electricity generation by Hongguang Power. However, it is the Company’s intention to transfer all coal related operations to a joint-venture between Zhonghong and Henan Province Coal Seam Gas Development and Utilization Co., Ltd. (see Note 13). As of March 31, 2012, the transfer of the Company’s coal related operations to the joint-venture had not been carried out, and Shuangrui Coal, Shunli Coal and Xingsheng Coal have had no operations since their acquisitions by the Company (see Note 19).

Summary of significant accounting policies	9 Months Ended
Mar. 31, 2012
Accounting Policies [Abstract]
Summary of significant accounting policies

Note 2 – Summary of significant accounting policies

Basis of presentation

Management has included all adjustments, consisting only of normal recurring adjustments, considered necessary to give a fair presentation of operating results for the periods presented. Interim results are not necessarily indicative of results for a full year. The information included in this quarterly report on Form 10-Q should be read in conjunction with information included in the annual report on Form10-K for the fiscal year ended June 30, 2011, which was filed with the Securities and Exchange Commission (“SEC”) on September 13, 2011 and was subsequently amended on September 29, 2011.

Principles of consolidation

The accompanying unaudited condensed consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The consolidated financial statements include the financial statements of the Company, its wholly-owned subsidiaries – Top Favour and Hongyuan, and its VIEs – Hongli and its subsidiaries. All significant inter-company transactions and balances between the Company, its subsidiaries and VIEs are eliminated upon consolidation.

In accordance with the Financial Accounting Standards Board’s (“FASB”) accounting standard for consolidation of variable interest entities, VIEs are generally entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision making ability. All VIEs with which the Company is involved must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. As a result of the contractual arrangements described below, the Company, through Hongyuan, is obligated to absorb a majority of the risk of loss from Hongli’s activities and the Company is enabled to receive a majority of Hongli’s expected residual returns. The Company accounts for Hongli as a VIE and is the primary beneficiary. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. Management makes ongoing assessments of whether Hongyuan is the primary beneficiary of Hongli and its subsidiaries.

Accounting Standards Codification (“ASC”) 810 – “Consolidation” addresses whether certain types of entities referred to as VIEs, should be consolidated in a company’s consolidated financial statements. The contractual arrangements entered into between Hongyuan and Hongli are comprised of the following series of agreements:

(1)	a Consulting Services Agreement, through which Hongyuan has the right to advise, consult, manage and operate Hongli and its subsidiaries (“the Operating Companies”), collect, and own all of the respective net profits of the Operating Companies;

(2)	an Operating Agreement, through which Hongyuan has the right to recommend director candidates and appoint the senior executives of the Operating Companies, approve any transactions that may materially affect the assets, liabilities, rights or operations of the Operating Companies, and guarantee the contractual performance by the Operating Companies of any agreements with third parties, in exchange for a pledge by the Operating Companies of their respective accounts receivable and assets;

(3)	a Proxy Agreement, under which the shareholders of the Operating Companies have vested their voting control over the Operating Companies to Hongyuan and will only transfer their equity interests in the Operating Companies to Hongyuan or its designee(s);

(4)	an Option Agreement, under which the shareholders of the Operating Companies have granted Hongyuan the irrevocable right and option to acquire all of its equity interests in the Operating Companies, or, alternatively, all of the assets of the Operating Companies; and

(5)	an Equity Pledge Agreement, under which the shareholders of the Operating Companies have pledged all of their rights, title and interest in the Operating Companies to Hongyuan to guarantee the Operating Companies’ performance of their respective obligations under the Consulting Services Agreement.

Since Top Favour, Hongyuan and Hongli are under common control, the above corporate structure including the above contractual arrangements have been accounted for as a reorganization of entities and the consolidation of Top Favour, Hongyuan and Hongli has been accounted for at historical cost and prepared on the basis as if the contractual arrangements had become effective as of the beginning of the first period presented in the accompanying condensed consolidated financial statements.

Use of estimates

The preparation of the unaudited condensed consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant areas requiring the use of management estimates and assumptions relate to coal reserves that are the basis for future cash flow estimates and units-of-production depletion calculations; asset impairments; allowance for doubtful accounts and loans receivable; valuation allowances for deferred income taxes; reserves for contingencies; stock-based compensation and the fair value and accounting treatment for warrants. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ significantly from these estimates.

Stock-based compensation

The Company records share-based compensation expense based upon the grant date fair value of share-based awards. The value of the award is principally recognized as expense ratably over the requisite service periods. The Company uses the Black-Scholes Merton (“BSM”) option-pricing model, which incorporates various assumptions including volatility, expected life and interest rates to determine fair value. The Company’s expected volatility assumption is based on the historical volatility of Company’s stock. The expected life assumption is primarily based on the simplified method of the terms of the options. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

Stock-based compensation expense is recognized based on awards expected to vest.  The United States Generally Accepted Accounting Principles (“U.S. GAAP”) require forfeitures to be estimated at the time of grant and revised in subsequent periods, if necessary, when actual forfeitures differ from those estimates.  There were no estimated forfeitures as the Company has a short history of issuing options.

Revenue recognition

Coal and coke sales are recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. This generally occurs when coal and coke is loaded onto trains or trucks at one of the Company’s loading facilities or at third party facilities.

Substantially, if not all, of the electricity generated by Hongguang Power is typically used internally by Baofeng Coking.  Supply of surplus electricity generated by Hongguang Power to the national power grid is mandated by the local utilities board. The value of the surplus electricity supplied, if it exists, is calculated based on actual kilowatt-hours produced and transmitted and at a fixed rate determined under contract.

Coal and coke sales represent the invoiced value of goods, net of a value-added tax (“VAT”), sales discounts and actual returns at the time when product is sold to the customer.

Shipping and handling costs

Shipping and handling costs related to goods sold are included in selling expense.  The Company did not have shipping and handling costs for the three months and nine months ended March 31, 2012 and 2011 because the customers paid for such expenses.

Foreign currency translation and other comprehensive income

The reporting currency of the Company is the U.S. dollar. The functional currency of the Company, its subsidiaries and VIEs in the PRC is denominated in RMB.

For the subsidiaries and VIEs whose functional currencies are other than the U.S. dollar, all assets and liabilities accounts were translated at the exchange rate on the balance sheet date; shareholders’ equity is translated at the historical rates and items in the statement of operations are translated at the average rate for the period. Items in the cash flow statement are also translated at average translation rates for the period, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of equity.  The resulting transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

The balance sheet amounts, with the exception of equity, at March 31, 2012 and June 30, 2011 were translated at RMB 6.32 to $1 and RMB 6.46 to $1, respectively. The average translation rates applied to income and cash flow statement amounts for the three months ended March 31, 2012 and 2011 were at RMB 6.31 to $1 and RMB 6.58 to $1, respectively, and at RMB 6.36 to $1 and RMB 6.67 to $1 for the nine months ended March 31, 2012 and 2011, respectively.

Fair value of financial instruments

The Company uses the FASB’s accounting standards regarding fair value of financial instruments and related fair value measurements. Those accounting standards established a three-level valuation hierarchy for disclosures of fair value measurement and enhance disclosures requirements for fair value measures.  The carrying amounts reported in the accompanying consolidated balance sheets for receivables, payables and short term loans qualify as financial instruments are a reasonable estimate of fair value because of the short period of time between the origination of such instruments, their expected realization and, if applicable, the stated rate of interest is equivalent to rates currently available. The three levels of valuation hierarchy are defined as follows:

Level 1	Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2

Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

Level 3	Inputs to the valuation methodology are unobservable.

The following table sets forth by level within the fair value hierarchy the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of March 31, 2012:

	Carrying Value at March 31, 2012	Fair Value Measurement at March 31, 2012
		Level 1	Level 2	Level 3
Warrants liability	$1,042,717	$—	$1,042,717	$—

The Company’s warrants are not traded on an active securities market; therefore, the Company estimates the fair value of its warrants using the Cox-Ross-Rubinstein binomial model on March 31, 2012 and June 30, 2011.

	March 31, 2012	June 30, 2011
Number of shares exercisable	3,906,853	3,906,853
Exercise price	$6.00-48.00	$6.00-48.00
Stock price	$2.25	$4.56
Expected term (year)	2.85-5.03	3.60-5.78
Risk-free interest rate	0.48-1.05%	1.10-2.05%
Expected volatility	75%	75%

In addition to assets and liabilities that are recorded at fair value on a recurring basis, the Company is required to record assets and liabilities at fair value on a non-recurring basis.  Generally, assets are recorded at fair value on a non-recurring basis as a result of impairment charges.  For the three and nine months ended March 31, 2012 and 2011, there were no impairment charges.

The Company did not identify any other assets and liabilities that are required to be presented on the condensed consolidated balance sheets at fair value.

Cash

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents for cash flow statement purposes. Cash includes cash on hand and demand deposits in accounts maintained with state owned banks within the PRC and with banks in Hong Kong and in the United States of America.

Balances at financial institutions or state owned banks within the PRC are not covered by insurance.  Balances at financial institutions in Hong Kong may, from time to time, exceed Hong Kong Deposit Protection Board’s insured limits.  As of March 31, 2012 and June 30, 2011, the Company had $15,518,149 and $34,425,040 of cash deposits, including restricted cash, which were not covered by insurance, respectively. The Company has not experienced any losses in such accounts.

Restricted cash

Restricted cash represents amounts set aside by the Company in accordance with the Company’s debt agreements with certain financial institutions in the PRC. These cash amounts are designated for the purpose of paying down the principal amounts owed to the financial institutions, and these amounts are held at the same financial institutions with which the Company has the debt agreements. Due to the short-term nature of the Company’s debt obligations to these banks, the corresponding restricted cash balances have been classified as current in the condensed consolidated balance sheets.

Accounts receivables, trade, net

During the normal course of business, the Company extends unsecured credit not exceeding three months to its customers. Management regularly reviews aging of receivables and changes in payment trends by its customers, and records a reserve when management believes collection of amounts due are at risk. Accounts receivables are considered past due after three months from the date credit was granted. Accounts considered uncollectible after exhaustive efforts to collect are written off. The Company regularly reviews the credit worthiness of its customers and, based on the results of the credit review, determines whether extended payment terms can be granted to or, in some cases, partial prepayment is required from certain customers.

Notes receivable, trade

Notes receivable represent trade accounts receivable due from various customers where the customer’s banks have guaranteed payments of the receivables. This amount is non-interest bearing and is normally paid within three to nine months. The Company is allowed to submit their request for payment to the customer’s bank earlier than the scheduled payment date. However, the early request will incur an interest charge and a processing fee.

Other receivables

Other receivables include advances to employees for general business purposes and other short term non-traded receivables from unrelated parties, primarily as unsecured demand loans, with no stated interest rate or due date. Management regularly reviews aging of receivables and changes in payment trends and records a reserve when management believes collection of amounts due are at risk. Accounts considered uncollectible are written off after exhaustive efforts at collection.

Loans receivable

Loans receivable represents the amount the Company expects to collect from unrelated parties. The loans either are due on demand or mature within a year, and are either unsecured or secured by the properties of the borrowers or guaranteed by unrelated parties. All loans receivables are subject to interest charges.

Receivable, mine acquisition prepayments

Receivable, mine acquisitions prepayments were made for acquiring coal mines and are refundable upon cancellation of the acquisition agreements. Acquisition agreements may be cancelled at any time until government approval is obtained. (See Note 8.)

Inventories

Inventories are stated at the lower of cost or market, using the weighted average cost method. Inventories consist of raw materials, supplies, work in process, and finished goods.  Raw materials mainly consist of coal (mined and purchased), rail, steel, wood and additives used by the Company.  The cost of finished goods includes (1) direct costs of raw materials, (2) direct labor, (3) indirect production costs, such as allocable utilities cost, and (4) indirect labor related to the production activities, such as assembling and packaging. Management compares the cost of inventories with the market value and an allowance is made for writing down the inventory to its market value, if lower than cost. On an ongoing basis, inventories are reviewed for potential write-down for estimated obsolescence or unmarketable inventories equal to the difference between the costs of inventories and the estimated net realizable value based upon forecasts for future demand and market conditions. When inventories are written-down to the lower of cost or market, they are not marked up subsequently based on changes in underlying facts and circumstances. As of March 31, 2012 and June 30, 2011, no allowance for inventory valuation was deemed necessary.

Advances to suppliers

The Company advances monies to certain suppliers for raw material purchases and in connection with construction contracts. These advances are interest-free and unsecured.

Plant and equipment, net

Plant and equipment are stated at cost.  Expenditures for maintenance and repairs are charged to earnings as incurred; while additions, renewals and betterments that extend the useful life are capitalized.  When items of plant and equipment are retired or otherwise disposed, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Mine development costs are capitalized and amortized by the units of production method over estimated total recoverable proven and probable reserves. Depreciation of plant and equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Estimated Useful Life
Building and plant	20 years
Machinery and equipment	10-20 years
Other equipment	1-5 years
Transportation equipment	5-7 years

Construction-in-progress (“CIP”) includes direct costs of construction of mining tunnel improvements and its new coking plant. Interest incurred during the period of construction, if material, is capitalized. For the three and nine months ended March 31, 2012, $466,855 and $1,254,275 in interest were capitalized into CIP, respectively. For the three and nine months ended March 31, 2011, $74,974 and $215,094 of interest were capitalized into CIP, respectively. All other interest is expensed as incurred. CIP is not depreciated until such time the assets are completed and put into service. Maintenance, repairs and minor renewals are charged to expense as incurred. Major additions and betterment to property and equipment are capitalized.

Intangible - land use rights, net

Costs to obtain land use rights are recorded based on the fair value at acquisition and amortized over 36 years, the contractual period of the rights.  Under the accounting standard regarding treatment of goodwill and other intangible assets, all goodwill and certain intangible assets determined to have indefinite lives are not amortized but tested for impairment at least annually. Intangible assets with finite lives are amortized over their useful lives and reviewed at least annually for impairment.

Intangible - mining rights, net

Mining rights are capitalized at fair value when acquired, including amounts associated with any value beyond proven and probable reserves, and amortized to operations as depletion expense using the units-of-production method over the estimated proven and probable recoverable tones.  The Company’s coal reserves are controlled through direct ownership which generally lasts until the recoverable reserves are depleted.

Impairment of long - lived assets

The Company evaluates long-lived tangible and intangible assets for impairment, at least annually, but more often whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows, in accordance with the accounting guidance regarding “Disposal of Long-Lived Assets.”  Recoverability is measured by comparing the asset’s net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles.  If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss.  As of March 31, 2012 and June 30, 2011, there was no impairment of long-lived assets.

Long-term investment

Investments in equity securities of privately-held companies in which the Company holds less than 20% voting interest and to which the Company does not have the ability to exercise significant influence are accounted for under the cost method.

Entities in which the Company has the ability to exercise significant influence, but does not have a controlling interest, are accounted for under the equity method. Significant influence is generally considered to exist when the Company has an ownership interest in the voting stock between 20% and 50%, and other factors, such as representation on the board of directors, voting rights and the impact of commercial arrangements, are considered in determining whether the equity method of accounting is appropriate.

The Company evaluates potential impairment whenever events or changes in circumstances indicate that the carrying amount of the investments may not be recoverable. For investments carried at cost, the Company recognizes impairment in the event that the carrying value of the investment exceeds the Company’s proportionate share of the net book value of the investee. As of March 31, 2012, management believes no impairment charge is necessary.

Asset retirement cost and obligations

The Company accounts for the asset retirement cost and obligations to retire tangible long-lived assets in accordance with U.S. GAAP, which requires that the Company’s legal obligations associated with the retirement of long-lived assets be recognized at fair value at the time the obligations are incurred. Obligations are incurred at the time development of a mine commences for underground mines or construction begins for support facilities, refuse areas and slurry ponds. If an entity has a conditional asset retirement obligation, a liability should be recognized when the fair value of the obligations can be reasonably estimated.

The obligation’s fair value is determined using discounted cash flow techniques and is accreted over time to its expected settlement value. Upon initial recognition of a liability, a corresponding amount is capitalized as part of the carrying amount of the related long-lived asset. Amortization of the related asset is calculated on a unit-of-production method by amortizing the total estimated cost over the salable reserves as determined under SEC Industry Guide 7, multiplied by the production during the period.

Asset retirement costs generally include the cost of reclamation (the process of bringing the land back to its natural state after completion of exploration activities) and environmental remediation (the physical activity of taking steps to remediate, or remedy, any environmental damage caused).

In May 2009, the Bureau of Finance and the Bureau of Land and Resource of Henan Province issued regulations on mine environmental control and recovery which require mining companies to file an evaluation report regarding the environmental impacts of mining (the “Evaluation Report”) before December 31, 2010. The corresponding authorities will then determine whether to approve the Evaluation Report after performing on-site investigation, and the asset retirement obligation will be determined by the authorities based on the approved filing. Such requirement was extended along with the extension of the provincial mine consolidation schedule. However, such extension date has not been finalized by the related provincial authorities.

The Company did not record such asset retirement obligation as of March 31, 2012 and June 30, 2011 because the Company did not have sufficient information to reasonably estimate the fair value of such obligation. The range of time over which the Company may settle the obligation is unknown and cannot be reasonably estimated. In addition, the settlement method for the obligation cannot be reasonably determined. The amount of the obligation to be determined by the government authorities is affected by several factors, such as the extent of remediation required in and around the mining area, the methods to be used to remediate the mining site, and any government grants which may or may not be credited to the mining companies.

The Company will recognize the liability in the period in which sufficient information is available to reasonably estimate its fair value.

Income taxes

Deferred income taxes are provided on the liability method for temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit.  In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.  Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled.  Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred.  No significant penalties or interest relating to income taxes have been incurred during the three and nine months ended March 31, 2012 and 2011.

Chinese income taxes

The Company’s subsidiary and VIEs that operate in the PRC are governed by the income tax laws of the PRC and various local income tax laws (the “Income Tax Laws”), and are generally subject to an income tax at a statutory rate of 25% of taxable income, which is based on the net income reported in the statutory financial statements after appropriate tax adjustment.

Value added tax (“VAT”)

Sales revenue represents the invoiced value of goods, net of VAT.  All of the Company’s coal and coke are sold in the PRC and are subject to a Chinese VAT at a rate of 17% of the gross sales price.  This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing finished products.  The Company records VAT payable and VAT receivable net of payments in the consolidated financial statements.  The VAT tax return is filed to offset the payables against the receivables.

Warrants liability

A contract is designated as an asset or a liability and is carried at fair value on a company’s balance sheet, with any changes in fair value recorded in a company’s results of operations.  The Company then determines which options, warrants and embedded features require liability accounting and records the fair value as a derivative liability. The changes in the values of these instruments are shown in the accompanying consolidated statements of income and other comprehensive income as “change in fair value of warrants.”

In connection with the Share Exchange, the Company adopted the provisions of an accounting standard regarding instruments that are indexed to an entity’s own stock.  This accounting standard specifies that a contract that would otherwise meet the definition of a derivative but is both (a) indexed to the Company’s own stock and (b) classified in equity in the statement of financial position would not be considered a derivative financial instrument.  It provides a new two-step model to be applied in determining whether a financial instrument or an embedded feature is indexed to an issuer’s own stock and thus able to qualify for the scope exception within the standards. As a result of the adoption of this accounting standard, all warrants issued after the Share Exchange are recorded as a liability because the strike price of such warrants is denominated in U.S. dollars, a currency other than the Company’s functional currency which is denominated in RMB.

All warrants issued before the Share Exchange, which were treated as equity pursuant to the derivative treatment exemption prior to the Share Exchange, are also no longer afforded equity treatment because the strike price of such warrants is denominated in U.S. dollar, a currency other than the Company’s functional currency which is denominated in RMB. Therefore, such warrants are not considered indexed to the Company’s own stock, and as such, all future changes in the fair value of these warrants will be recognized currently in earnings until such warrants are exercised or expire.

Noncontrolling interests

Noncontrolling interests mainly consist of the 40% equity interests of Xingsheng Coal and Shuangrui Coal owned by unrelated parties. For the three and nine months ended March 31, 2012 and 2011, there was no net income or loss attributable to such noncontrolling interests because neither Xingsheng Coal nor Shuangrui Coal was operational during such periods.

Earnings per share

The Company reports earnings per share in accordance with the provisions of ASC – 260 “Earnings Per Share”. This standard requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share excludes dilution and is computed by dividing income available to common stockholders by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock. Dilution is computed by applying the treasury stock method. Under this method, option and warrants were assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Comprehensive income

FASB’s accounting standard regarding comprehensive income establishes requirements for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. This accounting standard defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, it also requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statement that is presented with the same prominence as other financial statements. The Company's only current component of comprehensive income is the foreign currency translation adjustments.

Concentration and credit risk	9 Months Ended
Mar. 31, 2012
Risks and Uncertainties [Abstract]
Concentration and credit risk

Note 3 – Concentration and credit risk

The Company’s operations are all carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

For the three months ended March 31, 2012, 90.7% of the Company’s revenue was from four major customers who individually accounted for 26.2%, 24.5%, 20.2% and 19.9%. For the nine months ended March 31, 2012, 88.4% of the Company’s revenue was from the same four major customers who individually accounted for 24.8%, 23.3% and 20.4% and 19.9%. Accounts receivable of these four customers represented 28.2%, 24.9%, 24.5%, and 16.6% of the total accounts receivable balance at March 31, 2012.  For the three months ended March 31, 2011, 78.1% of the Company’s revenue was from three major customers who individually accounted for 39.8%, 22.6% and 15.7%. For the nine months ended March 31, 2011, 85.9% of the Company’s revenue was from the same three major customers who individually accounted for 46.1%, 21.5% and 18.3%. Accounts receivable of these three major customers individually accounted for 32.9%, 22.6% and 15.2% of the total accounts receivable balance at March 31, 2011.

For the three and nine months ended March 31, 2012 and 2011, all of the Company’s raw material purchases as well as accounts payable were generated in the PRC.

For the three months ended March 31, 2012, five major suppliers provided 66.8% of the Company’s raw material purchases, with each supplier individually accounting for 15.8%, 14.2%, 13.6%, 12.1% and 11.1%. For the nine months ended March 31, 2012, five major suppliers provided 62.3% of raw material purchases, with each supplier individually accounting for 15.5%, 14.1%, 12.2%, 10.4% and 10.2%. For the three months ended March 31, 2011, five major suppliers provided 40.9% of raw material purchases. For the nine months ended March 31, 2011, five major suppliers provided 45.5% of raw material purchases, including 10% from one supplier. As of March 31, 2012, the Company did not have payables to any of these suppliers. As of March 31, 2011, accounts payable to these five suppliers accounted for 34.6% of the total accounts payable.

Loans receivable	9 Months Ended
Mar. 31, 2012
Receivables [Abstract]
Loans receivable

Note 4 – Loans receivable

On June 8, 2011, Top Favour loaned $10,044,200 to Capital Paradise Limited (“CPL”), an unrelated party. This loan matures on June 7, 2012 and is unsecured and bears an annual interest rate of 9.45%. Interest is due every six months. On July 19, 2011, CPL repaid $1,859,053 of the loan principal.

On April 19, 2011, the Company loaned $2,165,800 (RMB 14 million) to Mr. Qimin Jian, an unrelated party. This loan was secured by the borrower’s land use rights, and carried an annual interest rate of 10.8%. Subsequent to June 30, 2011, both parties agreed to change the annual interest rate to 24%, commencing July 1, 2011. The principal of this loan was repaid in full on September 30, 2011.

On June 21, 2011, the Company loaned $4,641,000 (RMB 30 million) to Mr. Chong Chen, an unrelated party. This loan was guaranteed by an unrelated party, and carried an annual interest rate of 10.8%. Subsequent to June 30, 2011, both parties agreed to change the annual interest rate to 24%, commencing July 1, 2011. The principal of this loan, which was due on July 28, 2011, was repaid in full on August 17, 2011.

For the nine months ended March 31, 2012, the Company wrote off $360,929 of uncollectible other receivables representing interest on the loans to Mr. Qimin Jian and Mr. Chong Chen from the prior fiscal year and for the three months ended September 30, 2011.

In August 2011, Top Favour loaned an additional $801,000 to CPL, This loan is unsecured, interest free, and due on demand.

On September 19, 2011, the Company loaned $1,094,800 (RMB 7 million) to Pingdingshan Hongxin Industrial Co., Ltd. (“Hongxin”), an unrelated party. This loan was due on December 19, 2011, is unsecured, and carries an annual interest rate of 6.0%. In September 2011, the Company and Hongxin entered into a supplemental agreement to extend the loan to March 31, 2012. The principal of this loan was repaid in full on April 28, 2012. The related interest was accrued and included in other receivables. Management believes that the interest will be collected by June 30, 2012.

On February 20, 2012, the Company loaned $949,800 (RMB 6 million) to Pingdingshan Hongfeng Coal Wash Co., Ltd. (“Hongfeng”), an unrelated party. This loan is due on August 20, 2012, is unsecured, and carries an annual interest rate of 3.5%.

For the three months ended March 31, 2012 and 2011, interest income from loans receivable amounted to $212,488 and $0, respectively. For the nine months ended March 31, 2012 and 2011, interest income from loans receivable amounted to $960,416 and $0, respectively.

Other receivables	9 Months Ended
Mar. 31, 2012
Other Receivables Disclosure [Abstract]
Other receivables

Note 5 – Other receivables

Other receivables consisted of the following:

	March 31, 2012	June 30, 2011
Receivables from an unrelated company	$741,019	$125,503
Advances to employees	140,334	42,740
Interest receivable	772,208	-
Miscellaneous	8,404	63,883
Other receivables	$1,661,965	$232,126

Inventories	9 Months Ended
Mar. 31, 2012
Inventory Disclosure [Abstract]
Inventories

Note 6 – Inventories

Inventories consisted of the following:

	March 31, 2012	June 30, 2011
Raw materials	$279,852	$179,957
Work in process	3,278,845	751,529
Supplies	79,333	87,430
Finished goods	3,942,221	1,992,010
Total	$7,580,251	$3,010,926

Advances to suppliers	9 Months Ended
Mar. 31, 2012
Advances To Suppliers Disclosure [Abstract]
Advances to suppliers

Note 7 – Advances to suppliers

Advances to suppliers are monies deposited with or advanced to unrelated vendors for future inventory purchases, which consist mainly of raw coal purchases. Most of the Company’s vendors require a certain amount of funds to be deposited with them as a guarantee that the Company will receive its purchases on a timely basis and with favorable pricing.

Advances to suppliers as of March 31, 2012 and June 30, 2011 amounted to $14,455,894 and $8,994,833, respectively.

Prepayments	9 Months Ended
Mar. 31, 2012
Prepayments Disclosure [Abstract]
Prepayments

Note 8 – Prepayments

Prepayments for land use rights

Prepayments for land use rights are monies advanced in connection with acquiring land use rights to expand the site of the Company’s new coking plant still under construction. Such prepayments were paid to the former occupants of the land underlying the land use rights, and are not refundable.  As of March 31, 2012 and June 30, 2011, prepayments for land use rights amounted to $11,103,542 and $8,980,335, respectively. The Company is in the process of registering the land use right certificates with Pingdingshan Bureau of Land and Resources Department and expects to such registrations by December 31, 2012, at an estimated total cost of $11,490,765 (RMB 73, 050,000).

Prepayments for acquisitions

The Company has been in the process of acquiring coal mine companies with annual production capacity of 150,000 to 300,000 metric tons, pursuant to a government-directed coal mine consolidation program. As of June 30, 2011, the Company had prepaid $20,905,922 (RMB 135,138,476) in the aggregate in connection with four potential targets which the Company later decided not to acquire. Pursuant to the Company’s agreements with the owners of these four targets entered into in August 2011, the Company’s prepayments would be refunded to the Company by December 31, 2011. In August 2011, $7.86 million (RMB 50,210,000) was refunded to the Company and $1.1 million (RMB 7,062,727) was reclassified as coal product purchase deposit. The balance of $12,326,148 is accounted for as a receivable of mine acquisition prepayments in the accompanying condensed consolidated balance sheets as of March 31, 2012. The Company is actively communicating with the local government to ensure that the mine owners repay the remaining balance by December 31, 2012.

In December 2010, the Company advanced approximately $4.7 million (RMB 30 million) to Henan Province Coal Seam Gas Development and Utilization Co., Ltd. (“Henan Coal Seam Gas”), a state-owned enterprise and qualified provincial-level mine consolidator, to form a joint-venture with Zhonghong for the purpose of acquiring coal mines within Henan Province. The joint-venture, Henan Hongyuan Coal Seam Gas Engineering Technology Co., Ltd. (“Hongyuan CSG”), was established on April 28, 2011. Henan Coal Seam Gas will return such advance to the Company as soon as the Company commences to consolidate 60% of its existing mines under Hongyuan CSG. The balance of $4,749,000 is accounted for as a refund receivable of mine acquisition prepayments in the condensed consolidated balance sheet as of March 31, 2012.

As of March 31, 2012 and June 30, 2011, prepayments for mine acquisitions amounted to $0 and $25,546,922, respectively.

Prepayments for construction

Prepayments for construction are mainly monies advanced to contractors and equipment suppliers in connection with the Company’s new coking plant, as well as for tunnel improvement at the Company’s Hongchang coal mine.

As of March 31, 2012, the Company made prepayments of approximately $21.8 million toward construction of its new coking plant.

In addition, the Company made prepayments of approximately $1.25 million (RMB 8 million) during the year ended June 30, 2010 for constructing new mining tunnels. As of March 31, 2012, this project had not commenced. The Company expects to start this project in late 2012.

The total contract price of construction amounted to approximately $64.5 million. Prepayments for construction, as of March 31, 2012 and June 30, 2011, amounted to $21,779,538 and $8,134,736, respectively.

Plant and equipment, net	9 Months Ended
Mar. 31, 2012
Property, Plant and Equipment [Abstract]
Plant and equipment, net

Note 9 –Plant and equipment, net

Plant and equipment consisted of the following:

	March 31, 2012	June 30, 2011
Buildings and improvements	$10,827,136	$10,580,909
Mine development cost	11,438,809	11,178,672
Machinery and equipment	7,316,342	7,149,957
Other equipment	434,466	421,189
Total	30,016,753	29,330,727
Less accumulated depreciation	(13,501,265)	(12,173,185)
Total plant and equipment, net	$16,515,488	$17,157,542

Depreciation expense amounted to $315,214 and $ 357,697 for the three month ended March 31, 2012 and 2011, respectively, and $1,037,539 and $1,074,925 for the nine months ended March 31, 2012 and 2011, respectively.

Construction in progress	9 Months Ended
Mar. 31, 2012
Construction In Progress Disclosure [Abstract]
Construction in progress

Note 10 – Construction in progress

Construction in progress at March 31, 2012 and June 30, 2011 amounted to $39,697,825 and $23,204,544, respectively. Construction in progress was related to the new coking plant. No depreciation is provided for construction in progress until such time the assets are completed and placed into service.

Project	Total as of March 31, 2012	Estimate cost to complete	Estimated total cost	Estimated completion date
New coking plant	$39,697,825	$26,237,938	$65,935,763	December 2012

Intangible land use rights, net	9 Months Ended
Mar. 31, 2012
Intangible Land Use Rights Disclosure [Abstract]
Intangible - land use rights, net

Note 11 – Intangible – land use rights, net

Land use rights, net, consisted of the following:

	March 31, 2012	June 30, 2011
Land use rights	$2,481,685	$2,425,247
Accumulated amortization	(568,719)	(505,260)
Total land use rights, net	$1,912,966	$1,919,987

Amortization expense for the three months ended March 31, 2012 and 2011 amounted to $17,267 and $16,480, respectively. Amortization for the nine months ended March 31, 2012 and 2011 amounted to $51,343 and $48,958, respectively.

Amortization expense for the next five years and thereafter is as follows:

Year ending June 30,	Amortization Expense
2012	$17,114
2013	68,457
2014	68,457
2015	68,457
2016	68,457
Thereafter	1,622,024
Total	$1,912,966

Intangible - mining rights, net	9 Months Ended
Mar. 31, 2012
Intangible Mining Rights Disclosure [Abstract]
Intangible - mining rights, net

Note 12 – Intangible – mining rights, net

Mining rights, net, consisted of the following:

	March 31, 2012	June 30, 2011

Mining rights	$42,967,732	$41,990,576
Accumulated depletion	(13,097,732)	(12,581,711)
Total mining rights, net	$29,870,000	$29,408,865

Depletion expense for the three months ended March 31, 2012 and 2011 amounted to $0 and $379,136, respectively. Depletion expense for the nine months ended March 31, 2012 and 2011 amounted to $221,681 and $1,126,286. Depletion expenses were charged to cost of revenue in the period incurred using the unit-of-production method. No depletion was incurred due to the shutdown of coal mines in September 2011 for the quarter ended March 31, 2012.

Long-term investments	9 Months Ended
Mar. 31, 2012
Long Term Investments Disclosure [Abstract]
Long-term investments

Note 13 – Long-term investments

Long-term investments consisted of investment accounted for using the cost and equity methods.

In February 2011, the Company invested approximately $1.2 million (RMB 8 million) in Pingdingshan Xinhua District Rural Cooperative Bank (“Cooperative Bank”). This investment represents an approximately 2.86% interest in Cooperative Bank, and is accounted for under the cost method.

In April 2011, Hongyuan CSG was established by Zhonghong (49%) and Henan Coal Seam Gas (51%) as a joint venture. The total registered capital of Hongyuan CSG is approximately $15.47 million (RMB 100 million). As of March 31, 2012, approximately $3.09 million (RMB 20 million) of the registered capital was funded, of which $1.5 million (RMB 9.8 million) was paid by Zhonghong. The remaining registered capital is due on April 20, 2013, of which approximately $6.0 million (RMB 39.2 million) will be paid by Zhonghong. Zhonghong’s investment in Hongyuan CSG is accounted for under the equity method.

Loans	9 Months Ended
Mar. 31, 2012
Debt Disclosure [Abstract]
Loans

Note 14 – Loans

Short-term loans

On June 16, 2011, Hongyuan entered a one-year loan agreement with Shanghai Pudong Development bank (“SPDB”) to borrow $4,950,400 (RMB 32 million) with a per annum interest rate of 6.435%. The collateral for this bank loan was pledged by Top Favour through a bank deposit with SPDB of $6 million with an annual interest rate of 1.3%; the loan was guaranteed by the Company’s Chief Executive Officer (“CEO”). The loan was paid off on September 14, 2011, and Hongyuan renewed the loan for another year with SPDB to borrow $5,033,600 (RMB 32 million) with per annum interest rate of 6.71%. On March 15, 2012, the loan was paid off and Hongyuan entered into a new loan and borrowed $5,698,800 (RMB 36,000,000) for one year with a per annum interest rate of 7.22%. The collateral for this bank loan was pledged by Top Favour through a bank deposit with SPDB of $6.5 million with an annual interest rate of 1.3%. The new loan is guaranteed by the Company’s CEO.

Long-term loans

Long-term loans represent amounts due to unrelated lenders and mature over one year.

On April 2, 2011, Hongli entered into a loan agreement with Bairui Trust Co., Ltd. (“Bairui”), an unrelated party, pursuant to which Bairui agreed to loan Hongli the sum of approximately $55.7 million (RMB 360 million) with annual interest of 6.3%, of which approximately $27.8 million (RMB 180 million) is due on April 2, 2013, and approximately $27.8 million (RMB 180 million) on April 2, 2014. The loan was issued on April 3, 2011 and guaranteed by Hongyuan and the Company’s CEO.

Average interest rate of the short-term and long-term loans was 4.96% and 5.22% for the three months ended March 31, 2012 and 2011, respectively. Total interest expense on short-term and long-term loans for the three months ended March 31, 2012 and 2011 amounted to $769,601 and $197,721, respectively, of which $466,855 and $74,974 was capitalized into CIP, respectively.

Weighted average interest rate was 7.49% and 5.36% for the nine months ended March 31, 2012 and 2011, respectively. Total interest expense on short-term and long-term loans for the nine months ended March 31, 2012 and 2011 amounted to $2,288,043 and $609,027, respectively, of which $1,254,275 and $215,094 was capitalized into CIP, respectively.

Notes payable	9 Months Ended
Mar. 31, 2012
Notes Payable [Abstract]
Notes payable

Note 15 – Notes payable

Notes payable represents lines of credit extended by banks. When purchasing raw materials, the Company often issues a short term note payable to the vendor funded with draws on such lines of credit. The short term note payable is guaranteed by the banks for its complete face value through a letter of credit and matures within three to six months of issuance.

On December 22, 2011, the Company entered into a note payable agreement with Shanghai Pudong Development Bank (“SPDB”). Pursuant to the agreement, SPDB agreed to issue a line of credit of $3,166,000 (RMB 20 million), which matures on June 21, 2012, to the Company to purchase raw coal. SPDB requires the Company to deposit 50% of the notes payable balance as a guarantee deposit, which is classified on the balance sheet as restricted cash. In addition, this note payable is guaranteed by the Company’s CEO and Hongli. SPDB charges processing fees based on 0.05% of the face value of the note.

On March 19, 2012, the Company entered into another note payable agreement with SPDB. Pursuant to the agreement, SPDB agreed to issue a line of credit of $1,583,000 (RMB 10million), which matures on September 21, 2012, to the Company to purchase raw coal. SPDB requires the Company to deposit 100% of the notes payable balance as a guarantee deposit, which is classified on the balance sheet as restricted cash. In addition, this note payable is guaranteed by the Company’s CEO and Hongli. SPDB charges processing fees based on 0.05% of the face value of the note.

Taxes	9 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Abstract]
Taxes

Note 16 – Taxes

Income tax

SinoCoking is subject to the United States federal income tax provisions. Top Favour is a tax-exempt company incorporated in the British Virgin Islands. All of the Company’s businesses are conducted by its PRC subsidiary and VIEs, namely Hongyuan, Hongli, Baofeng Coking, Hongchang Coal, Shunli Coal, Xingsheng Coal, Shuangrui Coal, Hongguang Power and Zhonghong.

Hongyuan, Hongli, Baofeng Coking, Hongguang Power, Shunli Coal, Xingsheng Coal, Shuangrui Coal and Zhonghong are subject to 25% enterprise income tax rate in China.

As approved by the local tax bureau, Hongchang Coal’s total income tax obligation for each of the calendar years 2011 and 2010 and is approximately $380,000 (RMB 2,520,000), regardless of its actual taxable income during such period. However, Hongchang Coal has not been required to pay income tax since its operations were halted in September 2011.

There are no estimated tax savings from the foregoing reduced tax rate for the three months ended March 31, 2012. The estimated tax savings from the foregoing reduced tax rate amounted to $506,070 for the three months ended March 31, 2011. If the statutory income tax had been applied, the Company’s basic and diluted earnings per share would have decreased from $0.81 to $0.79 for the three months ended March 31, 2011.

The estimated tax savings from the foregoing reduced tax rate amounted to $322,039 and $1,068,736 for the nine months ended March 31, 2012 and 2011, respectively. If the statutory income tax had been applied, the Company’s basic and diluted earnings per share would have decreased from $0.59 to $0.57 for the nine months ended March 31, 2012, and from $1.22 to $1.17 for the nine months ended March 31, 2011.

The provision for income taxes consisted of the following:

	For the three months ended March 31,		For the nine months ended March 31,
	2012	2011	2012	2011
US current income tax expense	$-	$-	$-	$-
BVI current income tax expense	-	-	-	-
PRC current income tax expense	576,341	1,222,473	2,983,158	3,450,074
Total provision for income taxes	$576,341	$1,222,473	$2,983,158	$3,450,074

SinoCoking is incorporated in the U.S. and has incurred a net operating loss for income tax purposes for 2011. As of March 31, 2012, the estimated net operating loss carryforwards for U.S. income tax purposes was approximately $1,683,000, which may be available to reduce future years’ taxable income. The net operating loss carry forward will expire through 2031 if not utilized. Management believes that the realization of the benefits arising from this loss appears to be uncertain due to the Company’s limited operating history and continuing losses for U.S. income tax purposes. Accordingly, the Company has provided a 100% valuation allowance at March 31, 2012 and June 30, 2011, respectively. The Company’s management reviews this valuation allowance periodically and makes adjustments as necessary.

The following table reconciles the valuation allowance for the three and nine months ended March 31, 2012 and 2011.

	For three months ended		For nine months ended
	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011
Beginning balance	$533,000	$442,000	$454,000	$276,000
Additions	38,000	-	117,000	166,000
Deductions	-	(85,000)	-	(85,000)
Ending balance	$571,000	$357,000	$571,000	$357,000

The Company has cumulative undistributed earnings of foreign subsidiaries of approximately $42.9 million as of March 31, 2012, which was included in consolidated retained earnings and will continue to be reinvested in its operations in China.  Accordingly, no provision has been made for U.S. deferred taxes related to future repatriation of these earnings, nor is it practicable to estimate the amount of income taxes that would have to be provided if we concluded that such earnings will be remitted in the future.

Value added tax

The Company incurred VAT on sales and VAT on purchases in the PRC amounting to $2,871,690 and $2,105,635 for the three months ended March 31, 2012, respectively, and $4,038,852 and $3,389,965 for the three months ended March 31, 2011, respectively.

The Company incurred VAT on sales and VAT on purchases in the PRC amounting to $10,067,457 and $8,126,340 for the nine months ended March 31, 2012, respectively, and $10,017,148 and $6,691,421 for the nine months ended March 31, 2011, respectively.

Sales and purchases are recorded net of VAT collected and paid, as the Company acts as an agent for the government.

Taxes payable

Taxes payable as of March 31, 2012 and June 30, 2011 consisted of the following:

	March 31, 2012	June 30, 2011
VAT	$447,683	$888,602
Income tax	1,037,407	1,710,717
Others	202,840	257,352
Total taxes payable	$1,687,930	$2,856,671

Capital transactions	9 Months Ended
Mar. 31, 2012
Capital Transactions Disclosure [Abstract]
Capital transactions

Note 17 – Capital transactions

Increase of registered capital in Hongli

As required by the local government and in order for Hongli to retain its coal trading license, Hongli increased its registered capital by $3,050,000 (RMB 20 million). The increased amount was paid by Hongli’s equity owners on August 26, 2010.  The registration for the registered capital increase was completed as of September 30, 2011.

Options

2002 Stock Option Plan for Directors

In 2002, the Board of Directors adopted the 2002 Stock Option Plan for Directors (the “Directors Plan”). The purpose of the Directors Plan is to attract and retain the services of experienced and knowledgeable individuals to serve as its directors. On the date the Directors Plan was adopted, the total number of shares of common stock subject to it was 11,057. This number of shares may be increased on the first day of January of each year so that the common stock available for awards will equal 5% of the common stock outstanding on that date, provided, however, that the number of shares included in the Directors Plan may not exceed more than 10% of all shares of common stock outstanding. The Directors Plan is administered by the Board of Directors, or any Committee that may be authorized by the Board of Directors. The grant of an option under the Directors Plan is discretionary. The exercise price of an option must be the fair market value of the common stock on the date of grant. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock of the registrant already owned by the person. The term of an option granted pursuant to the Directors Plan may not be more than 10 years.

2002 Consultant Stock Plan

In 2002 the Board of Directors adopted the 2002 Consultant Stock Plan (the “Consultants Plan”). The purpose of the Consultants Plan is to be able to offer consultants and others who provide services to the registrant the opportunity to participate in the registrant’s growth by paying for such services with equity awards. The Consultants Plan is administered by the Board of Directors, or any Committee that may be authorized by the Board of Directors. Persons eligible for awards under the Consultants Plan may receive options to purchase common stock, stock awards or stock restricted by vesting conditions. The exercise price of an option must be no less than 85% of the fair market value of the common stock on the date of grant. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock of the registrant already owned by the person or with a fully recourse promissory note, subject to applicable law. The term of an option granted pursuant to the Consultants Plan may not be more than 10 years.

1999 Stock Option Plan

In 1999 the Board of Directors adopted the 1999 Stock Option Plan (the “Option Plan”). The purpose of the Option Plan is to enable the Company retain the services of employees and consultants and others who are valuable to the registrant and to offer incentives to such persons to achieve the objectives of the registrant’s shareholders. The total number of shares of common stock subject to the Option Plan is 45,417. The Option Plan is administered by the Board of Directors, or any Committee that may be authorized by the Board of Directors. Employees eligible for awards under the Option Plan may receive incentive options to purchase common stock. If a recipient does not receive an incentive option, he or she will receive a non-qualified stock option. The exercise price of an option must be no less than the fair market value of the common stock on the date of grant, unless the recipient of an award owns 10% or more of the registrant’s common stock, in which case the exercise price of an incentive stock option must not be less than 110% of the fair market value. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock of the registrant already owned by the recipient of the award. The term of an option granted pursuant to the Option Plan may not be more than five years if the option is an incentive option granted to a recipient who owns 10% or more of the registrant’s common stock, or 10 years for all other recipients and for recipients of non-qualified stock options.

On February 5, 2010, the completion date of the Share Exchange, there were options exercisable for 11,124 shares of the Company’s common stock outstanding.

Under the Directors Plan, there were outstanding options exercisable to 4,792 shares of the Company’s common stock. Options exercisable for 1,666 shares of the Company’s common stock were granted on October 11, 2002, with an exercise price of $36.00 per share and an expiration date of October 15, 2012. Options exercisable for 3,126 shares of the Company’s common stock were granted on November 16, 2004, with an exercise price of $96.00 per share and an expiration date of November 16, 2014.

Under the Option Plan, there were outstanding options exercisable to 6,332 shares of the Company’s common stock. Options exercisable for 6,059 shares of the Company’s common stock were granted on November 14, 2004, with an exercise price of $96.00 per share and an expiration date of November 14, 2014. These outstanding options were fully vested before the completion of the Share Exchange on February 5, 2010, no additional options had been granted.

The following consisted of the outstanding and exercisable options at March 31, 2012

Outstanding Options			Exercisable Options
Number	Average Remaining	Average	Number	Average Remaining	Average
Of Options	Contract Life	Exercise Price	of Options	Contractual Life	Exercise Price
10,851	2.31 years	$86.79	10,851	2.31 years	$86.79

A summary of changes in options activity is presented as follows:

Options
Outstanding, June 30, 2010	10,851
Granted	-
Forfeited	-
Exercised	-
Outstanding, June 30, 2011	10,851
Granted	-
Forfeited	-
Exercised	-
Outstanding, March 31, 2012	10,851

Warrants

In connection with its equity financing, the Company issued warrants exercisable into 4,039,636 shares of the Company’s common stock. In addition, the Company had existing warrants exercisable into 36,973 shares of the Company’s common stock (“Existing warrants”) outstanding on February 5, 2010.

On July 1, 2010, the Company granted callable warrants exercisable for 50,000 shares of the Company’s common stock in exchange for consulting service. These warrants expire on July 1, 2015 with an exercise price of $20.00, and such exercise price was modified to $15.00 in March 2011. The fair value of these warrants was $325,285, and was charged to general and administrative expense for the year ended June 30, 2011.

On November 12, 2010, warrants underlying 1,000 shares of the Company’s common stock were exercised at $6.00 per share. The fair value of these warrants on the exercise date was $6,438. In addition, warrants underlying 218,756 shares of the Company’s common stock were exercised at $6.00 per share during the third quarter ended March 31, 2011. The fair value of these warrants on the exercise date was $2,050,060.

The Company follows the provisions of U.S. GAAP regarding instruments that are indexed to an entity’s own stock.  This accounting standard specifies that a contract that would otherwise meet the definition of a derivative but is both (a) indexed to the Company’s own stock and (b) classified in stockholders’ equity in the statement of financial position would not be considered a derivative financial instrument.  It provides a two-step model to be applied in determining whether a financial instrument or an embedded feature is indexed to an issuer’s own stock and thus able to qualify for the scope exception within the standards.

As a result, the Company’s warrants are not afforded equity treatment because their strike price is denominated in U.S. dollar, a currency other than the Company’s functional currency RMB, and are therefore not considered indexed to the Company’s own stock, and as such, all changes in the fair value of such warrants are recognized currently in earnings until such time as such warrants are exercised or expire.

As of March 31, 2012 and June 30, 2011, warrants that were exercisable into 3,906,853 shares of the Company’s common stock were recorded as derivative instruments. The value of warrant liabilities was $1,042,717 and $5,569,047 at March 31, 2012 and June 30, 2011, respectively. The decrease in fair value of warrants was $163,394, and $4,526,330 for the three and nine months ended March 31, 2012, and was recorded as gain on change in fair value of warrants.

A summary of changes in warrant activity is presented as follows:

	Existing warrants at $48.00 (1)	Investor warrants at $12.00 (2)	Callable warrants at $12.00 (3)(6)	Callable warrants at $6.00 (4)(6)	Callable warrants at $15.00 (5)(6)	Total

Outstanding, June 30, 2010	36,973	590,446	3,199,190	250,000		4,076,609
Granted					50,000	50,000
Forfeited	-	-	-	-	-	-
Exercised	-	-	-	(219,756)	-	(219,756)
Outstanding, June 30, 2011	36,973	590,446	3,199,190	30,244	50,000	3,906,853
Granted	-	-	-	-	-	-
Forfeited	-	-	-	-	-	-
Exercised	-	-	-	-	-	-
Outstanding March 31, 2012	36,973	590,446	3,199,190	30,244	50,000	3,906,853

(1)	The warrants underlying 36,973 shares of the Company’s common stock are exercisable at any time until April 9, 2017, with remaining contractual term of 5.03 years as of March 31, 2012

(2)	The warrants underlying 590,446 shares of the Company’s common stock are exercisable at any time until February 5, 2015, with remaining contractual term of 2.85 years as March 31, 2012.

(3)	The warrants underlying 3,082,027 and 117,163 shares of the Company’s common stock are exercisable at any time until March 11, 2015 and March 18, 2015, respectively, with remaining contractual term of 2.95 and 2.96 years as of March 31, 2012, respectively.

(4) (5)

The warrants underlying 30,244 shares of the Company’s common stock are exercisable until March 11, 2015, with remaining contractual term of 2.95 years as of March 31, 2012.

The warrants underlying 50,000 shares of the Company’s common stock are exercisable until July 1, 2015, with remaining contractual terms of 3.25 years as of March 31, 2012.

(6)	The callable warrants are exercisable for a period of five years from the date of issuance, and are callable at the Company’s election six months after the date of issuance if the Company’s common stock trades at a price equal to at least 150% of the exercise price with an average trading volume of at least 150,000 shares of common stock (as adjusted for any stock splits, stock dividends, combination and the like) per trading date for at least 10 consecutive trading days, and the underlying shares of common stock are registered.

Earnings per share	9 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Earnings per share

Note 18 – Earnings per share

The following is a reconciliation of the basic and diluted earnings per share computation for the three and nine months ended March 31, 2012 and 2011:

	For the three months ended March 31,		For the nine months ended March 31,
	2012	2011	2012	2011

Net income for earnings per share	$1,417,663	$17,138,441	$12,372,080	$25,630,716

Weighted average shares used in basic computation	21,090,948	21,043,206	21,090,948	20,927,453
Dilutive effect of warrants	-	14,126	-	13,799
Weighted average shares used in diluted computation	21,090,948	21,057,332	21,090,948	20,941,252
Earnings per share - Basic	$0.07	$0.81	$0.59	$1.22
Earnings per share – Diluted	$0.07	$0.81	$0.59	$1.22

The Company had warrants and options exercisable for 3,917,704 shares of the Company’s common stock in the aggregate at March 31, 2012. For the three and nine months ended March 31, 2012 and 2011, all outstanding options were excluded from the diluted earnings per share calculation since they are anti-dilutive. For the three and nine months ended March 31, 2011, warrants exercisable for 249,000 common shares were included in the diluted earnings per share calculation using treasury method.

Coal mine acquisitions	9 Months Ended
Mar. 31, 2012
Business Combinations [Abstract]
Coal mine acquisitions

Note 19- Coal mine acquisitions

On May 20, 2011, the Company acquired 60% of the equity interests of Shuangrui Coal and Xingsheng Coal, and 100% of the equity interests of Shunli Coal.

In August and September 2011, the Company entered into supplemental agreements with the sellers of these three companies (collectively the “Supplement Agreements”) to memorialize certain agreed terms that were not reflected in the original purchase agreements. Specifically, all assets and liabilities of each company on or before the closing of the Company’s acquisition, other than such company’s mining rights, would be disposed of and assumed by the sellers as soon as practicable. At June 30, 2011, the Company’s acquisition of these three companies included only their mining rights, as all other assets and liabilities were being disposed of by the sellers, and none of the three companies was operational. Therefore, the operating results of these three companies (other than with respect to their mining rights) from May 20, 2011 through March 31, 2012, which were mainly from disposing assets and liabilities (other than their mining rights), are not included in the accompanying condensed consolidated financial statements.

Although the Company has acquired the equity interests of these three entities, the parties’ intention, as memorialized in the Supplemental Agreements, is for the Company to acquire only their mining rights while all other assets and liabilities remain with the sellers. Thus, the respective purchase prices have been allocated solely to the mining rights.

Acquisition of Shuangrui Coal

On August 10, 2010, Hongli entered into an equity purchase agreement to acquire 60% of equity interests of Shuangrui Coal, which operates Shuangrui coal mine, for a consideration of approximately $6.4 million (RMB 42 million), payable in cash. Transfer of such equity interests to Hongli, and registration of such transfer with the appropriate PRC authorities, were completed on May 20, 2011. As a result, Hongli owns 60% of the equity interests of Shuangrui Coal, with the remaining 40% owned by the sellers. As memorialized in the Supplement Agreement with the sellers, all assets and liabilities of Shuangrui Coal at the time of Hongli’s acquisition, other than its mining rights, are to be disposed of and/or assumed by the sellers. As such, Hongli’s acquisition consideration is equivalent to the purchase price for 60% ownership of Shuangrui’s mining rights. As of March 31, 2012, $6.3 million (RMB 41 million) of the purchase price was paid, with the balance of approximately $155,000 (RMB 1 million) to be paid in connection with the acquisition of the remaining 40% equity interests, to occur as soon as Shuangrui is permitted to resume operations. As of the date of this report, however, the Company is not able to determine when this will occur.

Acquisition of Xingsheng Coal

On August 10, 2010, Hongli entered into an equity purchase agreement to acquire 60% of equity interests of Xingsheng Coal, which operates the Xingsheng Mine, for a consideration of approximately $6.4 million (RMB 42 million), payable in cash. Transfer of such equity interests to Hongli, and registration of such transfer with the appropriate PRC authorities, were completed on May 20, 2011. As a result, Hongli owns 60% of the equity interests of Xingsheng Coal, with the remaining 40% owned by the sellers. As memorialized in the Supplement Agreement with the sellers, all assets and liabilities of Xingsheng Coal at the time of Hongli’s acquisition, other than its mining rights, are to be disposed of and/or assumed by the sellers. As such, Hongli’s acquisition consideration is equivalent to the purchase price for 60% ownership of Xingsheng’s mining rights. The purchase price was paid in full in June 2011.

Acquisition of Shunli Coal

On May 19, 2011, Hongchang Coal entered into an equity purchase agreement to acquire 100% of equity interests of Shunli Coal, which operates the Shunli Mine, for a consideration of approximately $6.4 million (RMB 42 million), payable in cash. Transfer of such equity interests to Hongchang, and registration of such transfer with the appropriate PRC authorities, were completed on May 20, 2011. As a result, Hongchang owns 100% of the equity interests of Shunli Coal. As memorialized in the Supplement Agreement with the sellers, all assets and liabilities of Shunli Coal at the time of Hongli’s acquisition, other than its mining rights, were to be disposed of and/or are assumed by the sellers. As such, Hongli’s acquisition consideration is equivalent to the purchase price for 100% ownership of Shunli’s mining rights. The purchase price was paid in full in June 2011.

Since the initial accounting for these acquisitions were for the mining rights only, the entire purchase price was allocated to the mining rights. The mining rights acquired are not being amortized because the businesses have not commenced any operations since their acquisitions.

Commitments and contingencies	9 Months Ended
Mar. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 20 – Commitments and contingencies

Lease agreement

In April 2010, the Company entered into a lease agreement to lease three office units in Beijing from June 15, 2010 to June 14, 2013, with monthly lease payment of $22,688 (RMB 145,529) and monthly management fee of $4,003 (RMB 25,681). On August 12, 2010, the Company renewed the lease agreement to relocate the office units and lease the new units from August 15, 2010 to June 14, 2013, with monthly lease payment of $10,845 (RMB 69,565) and monthly management fee of $1,914 (RMB 12,276). The prior lease was terminated on August 14, 2010.

In August 2011, the Company entered into another lease agreement for three different office units within the same building to replace the above lease. The new lease is from September 15, 2011 to June 14, 2013, with monthly lease payment of $7,258 (RMB 46,565) and monthly management fee of $1,281 (RMB 8,184). The prior lease agreement was terminated on September 14, 2011.

Zhonghong is leasing an office place in Zhengzhou from February 25, 2011 to August 24, 2013, with monthly lease payments of $5,780 (RMB 37,075).

Hongli leased an office place in Pingdingshan from October 1, 2010 to September 31, 2011, with monthly lease payment of $2,108 (RMB 13,520). The Company renewed the leasing agreement to release the office from October 2011 to September 2012, with monthly lease payment of $2,550 (RMB 16,220).

For the three months ended March 31, 2012 and 2011, lease expense was $44,259 and $83,863, respectively. For the nine months ended March 31, 2012 and 2011, lease expense was $129,709and $243,139, respectively.

As of March 31, 2012, total future minimum lease payments for the unpaid portion under an operating lease were as follows:

Year ending June 30,	Amount
2012	$51,193
2013	176,221
2014	10,491
Total	$237,905

Line of credit

Under Hongli’s bank acceptance agreement with Cooperative Bank, the Company has a credit facility for issuing bank acceptances of up to $30.3 million (RMB 200 million). While Hongli is required to deposit as security 50% of the face value of each issuance, the Company is not subject to diligence review for each note issued as long as the aggregated amount of notes issued are within the credit limit. As of March 31, 2012, the Company did not borrow any funds under this line of credit.

On January 31, 2011, the Company deposited $2,346,000 (RMB 15 million) with Pingdingshan City Rural Credit Union as collateral to enable Hongguang Power to issue notes payable. As of March 31, 2012, no agreement had been entered into with the bank, and no notes payable issued in connection therewith.

Purchase commitment

The Company entered into several contracts with contractors and suppliers for the construction of its new coking facility and for equipment purchases. As of March 31, 2012, the aggregate contract amount was approximately $64,882,865. The Company has made payments of approximately $58,135,423, with the remaining $6,747,442 to be paid based on construction progress.

Statutory reserves	9 Months Ended
Mar. 31, 2012
Statutory Reserves Disclosure [Abstract]
Statutory reserves

Note 21 – Statutory reserves

The laws and regulations of the PRC require that before foreign invested enterprise can legally distribute profits, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserves. The statutory reserves include the statutory surplus reserve fund and the enterprise expansion fund.

Each of the Company’s subsidiary and VIEs in the PRC is required to transfer 10% of its net income, as determined in accordance with the PRC Company Law, to a statutory surplus reserve fund until such reserve balance reaches 50% of each such entity’s registered capital. The transfer must be made before distribution of any dividends to shareholders. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholdings or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

The enterprise fund may be used to acquire plant and equipment or to increase the working capital to expend on production and operation of the business. No minimum contribution is required.

As of March 31, 2012, the statutory surplus reserves of Hongchang Coal and Hongli had reached 50% of each entity’s registered capital. Hongguang Power did not make any contribution to the statutory reserve due to its net operating loss. Zhonghong and Hongrun did not make any contribution to the statutory reserves as neither entity had operations as of March 31, 2012. Shuangrui Coal, Xingsheng Coal and Shunli Coal did not make any contribution to the statutory reserve due to their respective operating losses. During the nine months ended March 31, 2012, Hongli made additional contributions of $240,108 to the statutory reserve in response to its increase of registered capital of $2,946,000 (RMB 20 million).

Hongchang Coal is required by the PRC government to reserve safety and maintenance expense to the cost of production based on the actual quantity of coal exploited.  The amount of reserves is determined within the unit price range provided by Ministry of Finance of PRC. Currently, Hongchang Coal reserves at RMB 6 per metric ton for safety expense and RMB 8.5 per metric ton for maintenance expense. Shuangrui Coal, Xingsheng Coal and Shunli Coal had no special reserve as of March 31, 2012.

The component of statutory reserves and the future contributions required pursuant to PRC Company Law are as follows as of March 31, 2012 and June 30, 2011:

	March 31, 2012	June 30, 2011	50% of registered capital	Future contributions required as of March 31, 2012

Hongli	$2,064,905	$1,824,797	$2,064,905	$-
Hongguang Power	-	-	1,514,590	1,514,590
Hongchang Coal	218,361	218,361	218,361	-
Shuangrui Coal	-	-	310,105	310,105
Xingsheng Coal	-	-	279,682	279,682
Shunli Coal	-	-	230,850	230,850
Hongrun	-	-	2,310,000	2,310,000
Hongyuan	-	-	1,500,000	1,500,000
Zhonghong	-	-	1,521,990	1,521,990
Statutory surplus reserve	2,283,266	2,043,158	9,950,483	7,667,217
Mine reproduction reserve	1,403,948	1,360,635	-	-
Total statutory reserve	$3,687,214	$3,403,793	$9,950,483	$7,667,217

Related party transactions	9 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related party transactions

Note 22 – Related party transactions

Advances to suppliers – related party at March 31, 2011 and June 30, 2011 amounted to $0 and $575,700 respectively. The balance represented prepayments to the 40% owner of Xingsheng Coal for coal purchases. The Company acquired 60% of Xingsheng Coal’s equity interests on May 20, 2011(see Note 19).

The Company also received funds from its CEO. Advances from the CEO amounted to $263,860 and $455,768 at March 31, 2012 and June 30, 2011, respectively. Such advances are interest free, due on demand and will be settled by cash payment.

Revenues by products	9 Months Ended
Mar. 31, 2012
Segment Reporting [Abstract]
Revenues by products

Note 23 – Revenues by products

The Company considers itself, including its coal mining and coking operations and the sales of its coal and coke products, to be operating within one reportable segment. All of the Company’s products are sold within the PRC.  Major products and respective revenues for the three and nine months ended March 31, 2012 and 2011 are summarized as follows:

	For the three months ended March 31,		For the nine months ended March 31,
	2012	2011	2012	2011
Coke	$8,521,844	$7,807,796	$27,116,487	$25,259,342
Coal tar	186,887	1,098,429	1,530,707	2,320,468
Raw coal	1,342,559	4,961,427	4,876,089	10,473,771
Washed coal	6,752,767	6,004,809	22,729,441	11,572,674
Total	$16,804,057	$19,872,461	$56,252,724	$49,626,255